================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                 June 25, 2001
               Date of Report (Date of earliest event reported)

                                EMACHINES, INC.
            -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)


              000-29715                                    94-3311182
       (Commission file number)            (I.R.S. employer identification no.)


                         14350 Myford Road, Suite 100
                           Irvine, California 92606
             (Address of principal executive offices and zip code)


                                (714) 481-2828
             (Registrant's telephone number, including area code)


================================================================================

Item 5.   Other Events

     In June 2001, the board of directors of eMachines, Inc. approved amendments to the eMachines' amended and restated 1998 stock plan to comply with California's securities laws following the delisting of eMachines common stock from the Nasdaq National Market. The board of directors subsequently approved amendments to the form of agreements relating to the plan. The amended and restated 1998 stock plan and the amended and restated form of agreements to be used with the plan are attached as Exhibit 99.1.

     In August 2001, eMachines entered into a fifth amendment to its Marketing Agreement with America Online, Inc., originally dated as of June 17, 1999, which amendment is attached as Exhibit 99.2.

     In September 2001, eMachines issued a press release announcing that it had terminated its relationship with Credit Suisse First Boston Corporation in its role as financial advisor to eMachines in evaluating strategic alternatives, which press release is incorporated by reference and attached as Exhibit 99.3.

     In September 2001, eMachines terminated the Marketing Agreement dated as of June 17, 1999, and as subsequently amended, between eMachines and America Online, Inc. eMachines believes that termination of the June 17, 1999 Marketing Agreement also serves to terminate the Marketing Agreement dated as of April 2001 between eMachines and AOL (UK) Ltd., AOL Bertelsmann Online GmbH & Co. K.G., AOL Bertelsmann Online France SNC, and Compuserve Interactive Services Ltd.

Item 7.   Financial Statements and Exhibits.

     Exhibit 99.1 eMachines, Inc., Second Amended and Restated 1998 Stock Plan and form of agreements thereunder.

     Exhibit 99.2 Fifth Amendment to Marketing Agreement between America Online, Inc. and eMachines dated as of August 29, 2001

     Exhibit 99.3   eMachines, Inc., press release dated September 17, 2001

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    EMACHINES, INC.

                                           /s/ Adam Andersen
Dated: October 10, 2001             By:_____________________________
                                    Name:  Adam Andersen
                                    Title: Senior Vice President and
                                           Chief Operating Officer

                               INDEX TO EXHIBITS

   Exhibit                                   Description
--------------     -------------------------------------------------------------
     99.1 eMachines, Inc., Second Amended and Restated 1998 Stock Plan and form of agreements thereunder.

     99.2 Fifth Amendment to Marketing Agreement between America Online, Inc. and eMachines dated as of August 29, 2001

     99.3            eMachines, Inc., press release dated September 17, 2001